UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): January 2, 2005


                              SPX CORPORATION

           (Exact name of registrant as specified in its charter)


            DELAWARE                       1-6948                38-1016240
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                      13515 Ballantyne Corporate Place
                      Charlotte, North Carolina 28277
            (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code (704) 752-4400

                               NOT APPLICABLE
           (Former name or former address if changed since last)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

SPX Corporation (the "Company") recently developed a new form of restricted stock agreement that will be used for restricted stock grants from time to time under the Company's 2002 Stock Compensation Plan. A form of the restricted stock agreement is attached as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On January 2, 2005, the Company completed the sale of its BOMAG compaction equipment business ("BOMAG") to Fayat SA for approximately $446 million in cash, subject to price adjustment based on working capital existing as of January 2, 2005. BOMAG was sold pursuant to the International Share Sale Agreement dated October 28, 2004 between the Company, Bomag Holding GmbH, Bomag U.L.M. GmbH, Radiodetection Limited and Fayat SA. The assets sold primarily consisted of (i) 100% of the shares in the companies BOMAG Americas, Inc., BOMAG (Canada) Inc., BOMAG GmbH, BOMAG (Great Britain) Limited, BOMAG France S.A.S., BOMAG Italia S.r.l., BOMAG Maschinenhandelsgesellschaft m.b.H., and BOMAG Unternehmensverwaltung GmbH, and (ii) 80% of the shares in BOMAG (Shanghai) Compaction Machinery Co. Ltd and 90% of the shares in BOMAG Japan Co. Ltd. On January 3, 2005, the Company issued a press release related to this event. A copy of this press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(b) Pro forma financial information

The following unaudited pro forma consolidated balance sheet of the Company reflects the disposition of BOMAG as if it had occurred on September 30, 2004. The accompanying unaudited pro forma consolidated statements of income for the year ended December 31, 2003 and for the nine months ended September 30, 2004 reflect the disposition of BOMAG as if the sale had occurred on January 1, 2003. The pro forma adjustments are based on the operating results for BOMAG during the periods presented, the impact from the sale of BOMAG and other transactions associated with the disposition.

The pro forma financial information is based on presently available information and is not necessarily indicative of the results that would have been reported had the transactions actually occurred on the dates specified. The final accounting for the disposition of the BOMAG business is still under review by management and will be finalized prior to the filing of the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2005. The pro-forma gain on sale of the BOMAG business is based on the net book value at September 30, 2004 of the net assets sold. Accordingly, the Company's actual recording of the disposition may differ from the pro forma financial information. The pro forma financial information does not purport to indicate the future consolidated financial position or future consolidated results of operations of the Company.

                                               SPX CORPORATION AND SUBSIDIARIES
                                             PRO FORMA CONSOLIDATED BALANCE SHEET
                                                        (UNAUDITED)
                                                      ($ IN MILLIONS)
                                                                             September 30, 2004
                                                   --------------------------------------------------------------------------
                                                    Historical           BOMAG             Adjustments           Pro Forma
                                                   --------------    ---------------     ----------------      --------------
ASSETS
 Current assets:
    Cash and equivalents                            $      416.8      $       446.0   A   $       (409.0)  F    $      453.8
    Accounts receivable, net                             1,007.0                  -                    -             1,007.0
    Inventories, net                                       668.8                  -                    -               668.8
    Other current assets                                    89.2                  -                    -                89.2
    Deferred income taxes                                  192.4                  -                  1.5   G           193.9
  Assets of discontinued operations                        607.0             (567.2)  B                -                39.8
                                                   --------------    ---------------     ----------------      --------------
      Total current assets                               2,981.2             (121.2)              (407.5)            2,452.5
 Property, plant and equipment                           1,184.8                  -                    -             1,184.8
 Accumulated depreciation                                 (561.2)                 -                    -              (561.2)
                                                   --------------    ---------------     ----------------      --------------
      Net property, plant and equipment                    623.6                  -                    -               623.6
 Goodwill                                                2,702.9                  -                    -             2,702.9
 Intangibles, net                                          550.6                  -                    -               550.6
 Other assets                                              642.2                  -                 (3.8)  G           638.4
                                                   --------------    ---------------     ----------------      --------------
      Total assets                                  $    7,500.5      $      (121.2)      $       (411.3)       $    6,968.0
                                                   ==============    ===============     ================      ==============

LIABILITIES AND SHAREHOLDERS' EQUITY
 Current liabilities:
    Accounts payable                                $      549.3      $           -       $            -        $      549.3
    Accrued expenses                                       691.6               45.2   C                -               736.8
    Short-term debt                                         52.9                  -                    -                52.9
    Current maturities of long-term debt                    39.8                  -                    -                39.8
  Liabilities of discontinued operations                   243.8             (220.4)  B                -                23.4
                                                   --------------    ---------------     ----------------      --------------
      Total current liabilities                          1,577.4             (175.2)                   -             1,402.2

 Long-term debt                                          2,436.7                  -               (400.0)  F         2,036.7
 Deferred income taxes                                     737.7                                       -               737.7
 Other long-term liabilities                               604.9                  -                 (9.0)  F           595.9
                                                   --------------    ---------------     ----------------      --------------
    Total long-term liabilities                          3,779.3                  -               (409.0)            3,370.3

 Minority interest                                           1.9                  -                    -                 1.9
 Shareholders' equity:                                                .
    Common stock                                           904.1                  -                    -               904.1
    Paid-in capital                                        981.7                  -                    -               981.7
    Retained earnings                                      751.1              129.0   E             (4.8)              875.3
    Unearned compensation                                  (79.0)                 -                    -               (79.0)
    Accumulated other comprehensive income                 217.8              (75.0)  D              2.5   F           145.3
    Common stock in treasury                              (633.8)                 -                    -              (633.8)
                                                   --------------    ---------------     ----------------      --------------
      Total shareholders' equity                         2,141.9               54.0                 (2.3)            2,193.6
                                                   --------------    ---------------     ----------------      --------------
      Total liabilities and shareholders'equity     $    7,500.5      $      (121.2)      $       (411.3)       $    6,968.0
                                                   ==============    ===============     ================      ==============

                    The accompanying notes are an integral part of these pro forma financial statements.


                                                   SPX CORPORATION AND SUBSIDIARIES
                                              PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                                            (UNAUDITED)
                                              ($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                                                    Twelve months ended December 31, 2003
                                                   ---------------------------------------------------------------------------
                                                      Historical (1)             BOMAG          Adjustments         Pro Forma
                                                   -------------------     ---------------    ---------------     --------------
Revenues                                            $         5,081.5       $      (413.0)     $           -      $    4,668.5

Costs and expenses:
    Cost of products sold                                     3,547.6              (300.2)                 -           3,247.4
    Selling, general and administrative                         931.3               (67.2)                 -             864.1
    Intangible amortization                                      10.5                (0.6)                 -               9.9
    Special charges, net                                         60.4                (0.7)                 -              59.7
                                                   -------------------     ---------------    ---------------     --------------
       Operating income                                         531.7               (44.3)                 -             487.4

Other income, net                                                47.8                (1.9)                 -              45.9
Equity earnings in joint ventures                                34.3                   -                  -              34.3
Interest expense                                               (197.6)               (0.1)               5.2 H          (192.5)
                                                   -------------------     ---------------    ---------------     --------------
    Income from continuing operations before
    income taxes                                                416.2               (46.3)               5.2             375.1
Income tax provision                                           (151.6)                8.4               (2.0)I          (145.2)
                                                   -------------------     ---------------    ---------------     --------------
    Income from continuing operations                           264.6               (37.9)               3.2             229.9

Basic income per share of common stock
Income from continuing operations                   $            3.44                                             $       2.99

Weighted average number of common shares
outstanding                                                    76.802                                                   76.802

Diluted income per share of common stock
Income from continuing operations                   $            3.41                                             $       2.96

Weighted average number of common shares
outstanding                                                    77.684                                                   77.684

(1) The BOMAG business had not yet been classified as discontinued operations in the Company's Annual Report on Form 10-K for the year ended December 31, 2003. The Company's Annual Report on Form 10-K for the year ended December 31, 2004 will report BOMAG as a discontinued operation.

                     The accompanying notes are an integral part of these pro forma financial statements.


                                            SPX CORPORATION AND SUBSIDIARIES
                                       PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                                     (UNAUDITED)
                                       ($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                                                Nine months ended September 30, 2004
                                                -----------------------------------------------------------------------
                                                 Historical           BOMAG (2)       Adjustments          Pro Forma
                                                --------------      --------------   ---------------     --------------
Revenues                                         $     3,808.6       $          -     $           -       $     3,808.6
Costs and expenses:
    Cost of products sold                             2,727.5                   -                 -            2,727.5
    Selling, general and administrative                 759.7                   -                 -              759.7
    Intangible amortization                              13.6                   -                 -               13.6
    Special charges, net                                101.6                   -                 -              101.6
                                                --------------      --------------   ---------------     --------------
       Operating income                                 206.2                   -                 -              206.2

Other expense, net                                       (6.4)                  -                 -               (6.4)
Equity earnings in joint ventures                        18.8                   -                 -               18.8
Interest expense, net                                  (119.5)                  -              21.2 J            (98.4)
                                                --------------      --------------   ---------------     --------------
    Income from continuing operations
    before income taxes                                  99.1                   -              21.2              120.3
Income tax provision                                    (19.0)                  -              (8.3) K           (27.3)
                                                --------------      --------------   ---------------     --------------
    Income from continuing operations                    80.1                   -              12.9               93.0

Basic income per share of common stock
Income from continuing operations                $       1.08                                             $       1.25

Weighted average number of common shares
outstanding                                            74.369                                                   74.369

Diluted income per share of common stock
Income from continuing operations                $       1.06                                             $       1.23

Weighted average number of common shares
outstanding                                            75.346                                                   75.346

(2) The BOMAG business was classified as a discontinued operation at September 30, 2004 and the results of its operations were shown below income from continuing operations in the Company's Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2004.

            The accompanying notes are an integral part of these pro forma financial statements.


            NOTES TO CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                (UNAUDITED)
                        (DOLLAR AMOUNTS IN MILLIONS)

     1.   Basis of Presentation

The preceding unaudited pro forma financial statements are based upon the Company's historical results of operations and financial condition, adjusted to reflect the pro forma effect from the sale of the Company's BOMAG business. The historical consolidated financial information presented herein should be read in conjunction with the audited consolidated financial statements and notes in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and with the unaudited consolidated financial statements and notes in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2004.

     2.   Pro Forma Adjustments

Pro Forma Balance Sheet Adjustments
-----------------------------------

     A) Cash proceeds from the sale of the BOMAG business, exclusive of any potential price adjustment based on working capital as of January 2, 2005.

     B) Related assets and liabilities of BOMAG previously reported as discontinued operations in the Company's Form 10-Q for the quarter ended September 30, 2004.

     C) Estimated legal, consulting and other costs associated with the disposition of the BOMAG business along with the income tax provision recorded on the gain on the disposition.

     D) Reversal of the cumulative translation adjustment related to the BOMAG business.

     E)   Preliminary after-tax gain on the sale of BOMAG.

     F) Debt repurchase and termination of interest rate swap agreements utilizing cash proceeds from the BOMAG disposition. Interest rate swap termination costs, net of their related income tax benefit, were released from accumulated other comprehensive income and recognized as expense.

     G) The write-off of unamortized deferred financing costs associated with the debt repurchase, which was recognized as expense net of the related income tax benefit.

Pro Forma Statement of Income Adjustments for the Year Ended
December 31, 2003:
------------------------------------------------------------

     H) Interest savings of $27.2 associated with the debt repurchases, offset by costs of $19.2 for the termination of interest rate swap agreements as of January 1, 2003. The adjustment also includes costs associated with the write-off of unamortized deferred financing fees as of January 1, 2003, net of their related 2003 amortization expense savings.

     I)   Income tax effect at approximately 39%.

Pro Forma Statement of Income Adjustments for the Nine Months Ended September 30, 2004:
-------------------------------------------------------------------

     J) Interest savings for the nine months ended September 30, 2004 of $20.7 associated with the debt repurchases. The adjustment also includes amortization expense savings for the nine months ended September 30, 2004 associated with the write-off of unamortized deferred financing fees.

     K)   Income tax effect at approximately 39%.

(c)  Exhibits

The following exhibits are related hereto:

Exhibit
Number         Description
------         -----------

2.1 International Share Sale Agreement dated October 28, 2004, between Bomag Holding GmbH, Bomag U.L.M. GmbH, Radiodetection Limited, SPX Corporation and Fayat S.A., incorporated herein by reference from our Quarterly Report on Form 10-Q filed on November 1, 2004 (file no. 1-6948).

10.1 Form of Restricted Stock Agreement under the SPX Corporation 2002 Stock Compensation Plan.

99.1           Press Release issued January 3, 2005.

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SPX CORPORATION


Date:  January 6, 2005                        By:  /s/ Patrick J. O'Leary
                                                  ---------------------------
                                                  Patrick J. O'Leary
                                                  Executive Vice President,
                                                  Treasurer and Chief
                                                  Financial Officer

                               EXHIBIT INDEX

Exhibit
Number         Description
------         -----------

2.1 International Share Sale Agreement dated October 28, 2004, between Bomag Holding GmbH, Bomag U.L.M. GmbH, Radiodetection Limited, SPX Corporation and Fayat S.A., incorporated herein by reference from our Quarterly Report on Form 10-Q filed on November 1, 2004 (file no. 1-6948).

10.1 Form of Restricted Stock Agreement under the SPX Corporation 2002 Stock Compensation Plan.

99.1           Press Release issued January 3, 2005.